May 20, 2015 Red Mountain Annual L.P. Meeting

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES Forward Looking Statements: Certain information contained in this presentation, including, but not limited to, future store projections of sales per square foot, gross margin, occupancy and selling, general administrative expenses, EBITDA from continuing operations as well four-wall cash flow, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2015 filed on March 25, 2015 and other Company filings with the Securities and Exchange Commission. The Company assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Non-GAAP Measures: EBITDA, EBITDA from continuing operations and free cash flow are non-GAAP measures. The Company believes that these non-GAAP measures are useful as additional means for investors to evaluate the Company's operating results, when reviewed in conjunction with the Company's GAAP financial statements. Please see Appendix A for additional information concerning these non-GAAP measures and a reconciliation to their respective GAAP measures.

INVESTMENT HIGHLIGHTS Dominant position as the largest big-and-tall specialty retailer Experience in our markets drives new-store success Destination XL store concept drives high forward comps, long-term sales growth Declining execution risk Increasing operating leverage

Only 4 stores owned by next-largest competitor DXL Owns the big & tall space 353 Total stores Note: Online traffic share as of April 2015 based on third-party market research #1 In online and brick-and-mortar big & tall sales We have been the only successful market entrant No competitor even comes close 58% Online traffic share

LARGEST SELECTION OF BIG AND TALL BRANDS 10 Private label brands 58 Apparel brands 54 Shoe brands 22 Exclusive brands

Years of Casual Male and DXL store experience differentiates DXL from other retail rollouts MARKET EXPERIENCE DRIVING HIGHLY SUCCESSFUL STORE ROLLOUT First-hand knowledge of existing markets is crucial as we open new DXL stores in those markets Casual Male legacy experience provides years of proprietary sales, sizing and customer data Enables DXL to more precisely meet new-store criteria Yields extremely high store success rate 1 underperforming store in 150 openings

DXL STORES INCREASING SHARE OF PORTFOLIO 2013 2014 Year # Casual Male and Rochester Stores Casual Male and Rochester Stores SF # DXL Stores DXL SF DXL SF Differential 2012 364 1,349,000 48 475,000 (874,000) 2013 260 968,000 99 915,000 (53,000) 2014 215 796,000 138 1,179,000 383,000 2015E 174 640,000 178 1,460,000 820,000 2016E 143 525,000 208 1,659,000 1,134,000 2017E 117 423,000 233 1,809,000 1,386,000

DXL Year 1 DXL Year 2 DXL Year 3 DXL Year 4 DXL Year 5 Sales per square foot $150 $170 $190 $205 $220 Gross margin, net of occupancy costs 42.0% 44.0% 45.0% 46.0% 47.0% SG&A as a % of sales 26.0% 22.0% 21.0% 21.0% 20.0% Four-wall cash flow 16.0% 22.0% 24.0% 25.0% 27.0% IMPROVED 5-YEAR PROFITABILITY 1Average store results 2Average store pro forma estimate 1 2 1 1 1 Currently have sales for 31 DXL stores above $200 in sales psf

DXL CONCEPT drives long-term sales growth, high forward comps Destination XL stores mature over a five-year period 1based on the average actual performance of DXL stores in years 1-4, with pro forma estimate in year 5

DXL CONCEPT drives long-term sales growth, high forward comps 1Historical average of store results 5-Year Same-Store CAGR = 8%

IMPRESSIVE DXL DOUBLE-DIGIT COMP SALES (29 stores) (36 stores) (48 stores) (52 stores) (61 stores) (73 stores) (93 stores) 7 quarters of double-digit comp sales increases

Increasing Operating Leverage 2015E based on midpoint of the Company’s guidance; 2016E based on internal estimates EBITDA from continuing operations is a non-GAAP measure. See Appendix A for a reconciliation from its comparable GAAP measure

DXL CONCEPT GREATER GROWTH POTENTIAL THAN LEGACY STORES 460 stores (only 4 DXL stores) in 2010, compared with an estimated 350 stores (with 210 DXL stores) in 2016 Average age of all stores = 14.3 yrs in 2010, compared with only 3.5 yrs for DXL stores in 2016 CMXL $175 sales per sq. ft at maturity; DXL > $200 sales psf and growing at maturity Federal tax NOLs of $130.5 million at Jan. 31, 2015 *EBITDA is a non-GAAP measure. See Appendix A for a reconciliation from its comparable GAAP measure

STRONG FREE CASH FLOW* TREND 2014 2015E 2013 2012 Neg. Free Cash Flow Pos. Free Cash Flow EBITDA CAPEX / Interest DXL historical stock price from 1/3/2012 to 5/18/2015 *Free Cash Flow is a non-GAAP measure and is calculated by taking cash flow from operations less capital expenditures. $3.39 1/3/12 $7.14 10/25/13 $4.70 5/18/15

HIGHLY CONCENTRATED OWNERSHIP 2015 2014 2013 Top 10 Investors As of 3/31/15 Investor Name Position Red Mountain Capital Partners LLC 7,522,354 RBC Global Asset Management (U.S.) Inc. 6,940,311 Glenhill Capital Management, LLC 4,715,208 Holtzman (Seymour) 4,475,658 Advisory Research, Inc. (Piper Jaffray Companies) 2,844,974 BlackRock Institutional Trust Company, N.A. 2,337,564 Prescott Group Capital Management, LLC 2,121,628 Punch & Associates Investment Management, Inc. 1,930,270 Dimensional Fund Advisors, L.P. 1,723,886 The Vanguard Group, Inc. 1,477,903 Shares held by top 10 investors 36,089,756 Top 10 as % of shares outstanding 71% Total shares outstanding 50,694,980

Summary Dominant position as the largest big-and-tall specialty retailer Our experience in existing markets drives new-store success Destination XL store concept drives high forward comps, long-term sales growth Significant growth opportunities beyond current plan

NON-GAAP RECONCILIATION In addition to Operating Income (Loss) determined in accordance with United States Generally Accepted Accounting Principles (GAAP), the Company uses non−GAAP financial measures, such as “EBITDA from continuing operations,” in assessing its operating performance. The Company believes that this non−GAAP measure serves as an appropriate measure to be used in evaluating the performance of its business. The Company defines free cash flow as cash flow from operations less capital expenditures. The Company defines EBITDA as Earnings before interest, taxes and depreciation and amortization. EBITDA from continuing operations is before other income (expense) and discontinued operations. EBITDA and EBITDA from continuing operations as defined by the Company may not be comparable to similarly titled measures reported by other companies. The Company does not intend for non−GAAP financial measures to be considered in isolation or as a substitute for other measures prepared in accordance with GAAP. The following table provides a reconciliation of Net income (loss), on a GAAP basis, to EBITDA and EBITDA from continuing operations and Adjusted EBITDA from continuing operations, on a non-GAAP basis (in millions) Appendix A (in millions) Fiscal 2010 Fiscal 2014* Sales $388.7 $414 Net income (loss), on a GAAP basis $15.4 $-12.3 Add back: Provision (benefit) for income taxes 0.7 0.2 Interest Expense 0.7 2.1 Depreciation and amortization 13.2 24 EBITDA $30 $14.1 Other income (expense) Income (loss) from discontinued operations -2 -1.1000000000000001 EBITDA from continuing operations $32 $15.2 EBITDA Margin from continuing operations 8.2% 3.7% * Column does not foot due to rounding

INVESTOR CONTACT Jeffrey Unger V. P. Investor Relations Destination XL Group, Inc. jeffunger@usa.net 561-482-9715 (o) Ÿ 561-543-9806 (c) www.DestinationXL.com